UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

BellRing Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39093	87-3296749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (314) 644-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on March 10, 2022 (the “Closing Date”), BellRing Brands, Inc. (formerly known as BellRing Distribution, LLC) (“New BellRing”) became the new public parent company of, and successor issuer to, BellRing Intermediate Holdings, Inc. (formerly known as BellRing Brands, Inc.) (“Old BellRing”). On the Closing Date, as previously announced, Old BellRing completed its merger (the “merger”) with BellRing Merger Sub Corporation (“Merger Sub”), a wholly-owned subsidiary of New BellRing, whereby Merger Sub merged with and into Old BellRing with Old BellRing continuing as the surviving corporation in the merger. As a result of the merger, (i) Old BellRing became a wholly-owned subsidiary of New BellRing and (ii) each share of Old BellRing Class A common stock outstanding prior to the merger was converted into the right to receive one share of New BellRing Common Stock and $2.97 in cash. In addition, Post Holdings, Inc. completed the previously announced spin-off of 80.1% of its interest in New BellRing to its shareholders.

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K12B filed by New BellRing with the Securities and Exchange Commission (the “SEC”) on the Closing Date (the “Original Form 8-K”). The Original Form 8-K did not include the unaudited pro forma financial information of New BellRing to give effect to the transactions described therein (the “transactions”). This Amendment No. 1 to the Original Form 8-K is being filed to include such financial information as required under Items 9.01(a) and 9.01(b) of Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The audited consolidated balance sheets of Old BellRing as of September 30, 2021 and 2020 and the related consolidated statements of operations, comprehensive income, stockholders’ (deficit) equity and cash flows of Old BellRing for each of the years ended September 30, 2021, 2020 and 2019, and the notes related thereto, each contained in Old BellRing’s Form 10-K, filed with the SEC on November 19, 2021, are incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Old BellRing as of December 31, 2021 and September 30, 2021, and the unaudited condensed consolidated statements of operations, comprehensive income, stockholders’ deficit and cash flows for the three months ended December 31, 2021 and 2020, and the notes related thereto, each contained in Old BellRing’s Form 10-Q, filed with the SEC on February 4, 2022, are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information of New BellRing, giving effect to the transactions, consisting of the unaudited pro forma combined condensed statement of operations for the three months ended December 31, 2021 and for the fiscal year ended September 30, 2021 and the unaudited pro forma combined condensed balance sheet as of December 31, 2021, is filed as Exhibit 99.1 to this report and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma combined condensed financial statements of BellRing Brands, Inc.

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2022	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig Rosenthal
	Name:	Craig Rosenthal
	Title:	Senior Vice President & General Counsel